The Travelers Companies, Inc. Financial Supplement - Third Quarter 2023	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net income (loss)	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365
Net income (loss) per share:
Basic	$4.20	$2.29	$1.91	$3.49	$4.18	$(0.07)	$1.75	$8.43	$5.89
Diluted	$4.15	$2.27	$1.89	$3.44	$4.13	$(0.07)	$1.74	$8.34	$5.83
Core income	$1,037	$625	$526	$810	$970	$15	$454	$2,188	$1,439
Core income per share:
Basic	$4.27	$2.60	$2.22	$3.45	$4.16	$0.06	$1.97	$9.12	$6.21
Diluted	$4.22	$2.57	$2.20	$3.40	$4.11	$0.06	$1.95	$9.02	$6.15
Return on equity	15.0%	9.1%	8.5%	15.8%	17.5%	(0.2)%	7.7%	11.1%	8.3%
Core return on equity	15.5%	9.3%	7.9%	12.3%	14.5%	0.2%	6.9%	10.9%	7.2%
Total assets, at period end	$118,592	$116,587	$114,317	$115,717	$118,352	$120,573	$121,384	$114,317	$121,384
Total equity, at period end	$25,531	$22,874	$19,906	$21,560	$23,052	$21,855	$19,978	$19,906	$19,978
Book value per share, at period end	$106.40	$96.39	$84.94	$92.90	$99.80	$95.46	$87.47	$84.94	$87.47
Less: Net unrealized investment gains (losses), net of tax	(5.79)	(15.98)	(26.96)	(21.10)	(16.75)	(19.99)	(28.31)	(26.96)	(28.31)
Adjusted book value per share, at period end	$112.19	$112.37	$111.90	$114.00	$116.55	$115.45	$115.78	$111.90	$115.78

Weighted average number of common shares outstanding (basic)	240.9	238.4	235.4	233.2	231.7	229.7	228.8	238.3	230.0
Weighted average number of common shares outstanding and common stock equivalents (diluted)	243.7	241.1	237.9	236.3	234.4	229.7	231.1	240.9	232.5
Common shares outstanding at period end	240.0	237.3	234.3	232.1	231.0	228.9	228.4	234.3	228.4
Common stock dividends declared	$214	$225	$221	$220	$218	$233	$232	$660	$683
Common stock repurchased:
Under Board of Directors authorization
Shares	2.9	2.9	3.1	2.7	2.2	2.2	0.6	8.9	5.0
Cost	$500	$500	$500	$500	$400	$400	$100	$1,500	$900
Other
Shares	0.4	—	—	—	0.3	—	—	0.4	0.3
Cost	$59	$—	$1	$1	$62	$—	$1	$60	$63

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net income (loss)
Net income (loss)	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365
Adjustments:
Net realized investment (gains) losses, after-tax	19	74	72	(9)	(5)	29	50	165	74
Core income	$1,037	$625	$526	$810	$970	$15	$454	$2,188	$1,439
Basic earnings per share
Net income (loss)	$4.20	$2.29	$1.91	$3.49	$4.18	$(0.07)	$1.75	$8.43	$5.89
Adjustments:
Net realized investment (gains) losses, after-tax	0.07	0.31	0.31	(0.04)	(0.02)	0.13	0.22	0.69	0.32
Core income	$4.27	$2.60	$2.22	$3.45	$4.16	$0.06	$1.97	$9.12	$6.21
Diluted earnings per share
Net income (loss)	$4.15	$2.27	$1.89	$3.44	$4.13	$(0.07)	$1.74	$8.34	$5.83
Adjustments:
Net realized investment (gains) losses, after-tax	0.07	0.30	0.31	(0.04)	(0.02)	0.13	0.21	0.68	0.32
Core income	$4.22	$2.57	$2.20	$3.40	$4.11	$0.06	$1.95	$9.02	$6.15

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

Basic and Diluted	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net income (loss), as reported	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365
Participating share-based awards - allocated income	(7)	(4)	(4)	(5)	(7)	(1)	(3)	(15)	(10)
Net income (loss) available to common shareholders - basic and diluted	$1,011	$547	$450	$814	$968	$(15)	$401	$2,008	$1,355
Common Shares
Basic
Weighted average shares outstanding	240.9	238.4	235.4	233.2	231.7	229.7	228.8	238.3	230.0
Diluted
Weighted average shares outstanding	240.9	238.4	235.4	233.2	231.7	229.7	228.8	238.3	230.0
Weighted average effects of dilutive securities - stock options and performance shares	2.8	2.7	2.5	3.1	2.7	—	2.3	2.6	2.5
Diluted weighted average shares outstanding	243.7	241.1	237.9	236.3	234.4	229.7	231.1	240.9	232.5

(1) Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations. The net loss EPS calculation for 2Q 2023 excluded the allocation of $2 million of undistributed loss to participating share-based awards, since such allocation would result in anti-dilution of basic and diluted earnings per share. In addition, the net loss EPS calculation for 2Q 2023 excluded the incremental impact of 2.5 million stock options and performance shares, since the impact of these potential shares of common stock and their effects on income was anti-dilutive. The core income EPS calculation for 2Q 2023 included these items.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income (Loss) - Consolidated

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Premiums	$8,014	$8,317	$8,615	$8,817	$8,854	$9,216	$9,718	$24,946	$27,788
Net investment income	637	707	593	625	663	712	769	1,937	2,144
Fee income	103	100	104	105	106	106	112	307	324
Net realized investment gains (losses)	(23)	(95)	(93)	7	6	(35)	(65)	(211)	(94)
Other revenues	78	107	84	82	75	99	101	269	275
Total revenues	8,809	9,136	9,303	9,636	9,704	10,098	10,635	27,248	30,437
Claims and expenses
Claims and claim adjustment expenses	5,039	5,803	6,088	5,924	5,959	7,227	7,149	16,930	20,335
Amortization of deferred acquisition costs	1,310	1,365	1,406	1,434	1,462	1,519	1,604	4,081	4,585
General and administrative expenses	1,191	1,223	1,193	1,203	1,267	1,308	1,312	3,607	3,887
Interest expense	87	88	88	88	88	92	98	263	278
Total claims and expenses	7,627	8,479	8,775	8,649	8,776	10,146	10,163	24,881	29,085
Income (loss) before income taxes	1,182	657	528	987	928	(48)	472	2,367	1,352
Income tax expense (benefit)	164	106	74	168	(47)	(34)	68	344	(13)
Net income (loss)	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365

Other statistics
Effective tax rate on net investment income	15.4%	15.8%	14.8%	15.1%	16.0%	16.5%	16.8%	15.4%	16.5%
Net investment income (after-tax)	$539	$595	$505	$531	$557	$594	$640	$1,639	$1,791

Catastrophes, net of reinsurance:
Pre-tax	$160	$746	$512	$459	$535	$1,481	$850	$1,418	$2,866
After-tax	$127	$587	$404	$362	$422	$1,171	$669	$1,118	$2,262

Prior year reserve development - favorable (unfavorable):
Pre-tax	$153	$291	$20	$185	$105	$60	$(154)	$464	$11
After-tax	$122	$229	$16	$145	$83	$47	$(122)	$367	$8

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Underwriting gain (loss)	$575	$86	$90	$354	$501	$(509)	$(107)	$751	$(115)
Net investment income	539	595	505	531	557	594	640	1,639	1,791
Other income (expense), including interest expense	(77)	(56)	(69)	(75)	(88)	(70)	(79)	(202)	(237)
Core income	1,037	625	526	810	970	15	454	2,188	1,439
Net realized investment gains (losses)	(19)	(74)	(72)	9	5	(29)	(50)	(165)	(74)
Net income (loss)	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.3%	69.3%	70.1%	66.6%	66.7%	77.9%	73.0%	67.3%	72.6%
Underwriting expense ratio	29.0%	29.0%	28.1%	27.9%	28.7%	28.6%	28.0%	28.7%	28.4%
Combined ratio	91.3%	98.3%	98.2%	94.5%	95.4%	106.5%	101.0%	96.0%	101.0%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.9)%	(3.5)%	(0.2)%	(2.1)%	(1.2)%	(0.7)%	1.6%	(1.9)%	(0.1)%
Catastrophes, net of reinsurance	2.0%	9.0%	5.9%	5.2%	6.0%	16.1%	8.8%	5.7%	10.3%
Underlying combined ratio	91.2%	92.8%	92.5%	91.4%	90.6%	91.1%	90.6%	92.2%	90.8%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Billing and policy fees and other	$27	$27	$27	$28	$28	$28	$28	$81	$84
Fee income:
Loss and loss adjustment expenses	$35	$39	$38	$39	$42	$40	$42	$112	$124
Underwriting expenses	68	61	66	66	64	66	70	195	200
Total fee income	$103	$100	$104	$105	$106	$106	$112	$307	$324
Non-insurance general and administrative expenses	$82	$87	$83	$88	$95	$92	$99	$252	$286

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Premiums	$8,014	$8,317	$8,615	$8,817	$8,854	$9,216	$9,718	$24,946	$27,788
Net investment income	637	707	593	625	663	712	769	1,937	2,144
Fee income	103	100	104	105	106	106	112	307	324
Other revenues	78	107	84	82	75	99	101	269	275
Total revenues	8,832	9,231	9,396	9,629	9,698	10,133	10,700	27,459	30,531
Claims and expenses
Claims and claim adjustment expenses	5,039	5,803	6,088	5,924	5,959	7,227	7,149	16,930	20,335
Amortization of deferred acquisition costs	1,310	1,365	1,406	1,434	1,462	1,519	1,604	4,081	4,585
General and administrative expenses	1,191	1,223	1,193	1,203	1,267	1,308	1,312	3,607	3,887
Interest expense	87	88	88	88	88	92	98	263	278
Total claims and expenses	7,627	8,479	8,775	8,649	8,776	10,146	10,163	24,881	29,085
Core income (loss) before income taxes	1,205	752	621	980	922	(13)	537	2,578	1,446
Income tax expense (benefit)	168	127	95	170	(48)	(28)	83	390	7
Core income	$1,037	$625	$526	$810	$970	$15	$454	$2,188	$1,439
Other statistics
Effective tax rate on net investment income	15.4%	15.8%	14.8%	15.1%	16.0%	16.5%	16.8%	15.4%	16.5%
Net investment income (after-tax)	$539	$595	$505	$531	$557	$594	$640	$1,639	$1,791
Catastrophes, net of reinsurance:
Pre-tax	$160	$746	$512	$459	$535	$1,481	$850	$1,418	$2,866
After-tax	$127	$587	$404	$362	$422	$1,171	$669	$1,118	$2,262
Prior year reserve development - favorable (unfavorable):
Pre-tax	$153	$291	$20	$185	$105	$60	$(154)	$464	$11
After-tax	$122	$229	$16	$145	$83	$47	$(122)	$367	$8

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$9,283	$9,536	$9,812	$9,245	$10,347	$10,907	$11,263	$28,631	$32,517
Net written premiums	$8,367	$9,020	$9,198	$8,829	$9,396	$10,318	$10,493	$26,585	$30,207
Net earned premiums	$8,016	$8,316	$8,615	$8,817	$8,854	$9,216	$9,718	$24,947	$27,788
Losses and loss adjustment expenses	4,994	5,758	6,034	5,870	5,906	7,179	7,091	16,786	20,176
Underwriting expenses	2,441	2,568	2,533	2,450	2,727	2,863	2,860	7,542	8,450
Statutory underwriting gain (loss)	581	(10)	48	497	221	(826)	(233)	619	(838)
Policyholder dividends	11	6	14	9	12	10	14	31	36
Statutory underwriting gain (loss) after policyholder dividends	$570	$(16)	$34	$488	$209	$(836)	$(247)	$588	$(874)
Other statutory statistics
Reserves for losses and loss adjustment expenses	$49,027	$49,676	$50,139	$50,762	$51,164	$52,643	$53,692	$50,139	$53,692
Increase (decrease) in reserves	$438	$649	$463	$623	$402	$1,479	$1,049	$1,550	$2,930
Statutory capital and surplus	$24,168	$23,776	$23,375	$23,677	$23,689	$22,934	$23,267	$23,375	$23,267
Net written premiums/surplus (1)	1.36:1	1.42:1	1.48:1	1.50:1	1.54:1	1.65:1	1.68:1	1.48:1	1.68:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Written premiums
Gross	$9,283	$9,536	$9,812	$9,245	$10,347	$10,907	$11,263	$28,631	$32,517
Ceded	(916)	(516)	(614)	(416)	(951)	(589)	(770)	(2,046)	(2,310)
Net	$8,367	$9,020	$9,198	$8,829	$9,396	$10,318	$10,493	$26,585	$30,207
Earned premiums
Gross	$8,565	$8,897	$9,216	$9,415	$9,469	$9,866	$10,397	$26,678	$29,732
Ceded	(551)	(580)	(601)	(598)	(615)	(650)	(679)	(1,732)	(1,944)
Net	$8,014	$8,317	$8,615	$8,817	$8,854	$9,216	$9,718	$24,946	$27,788

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Premiums	$4,071	$4,218	$4,353	$4,453	$4,477	$4,644	$4,956	$12,642	$14,077
Net investment income	468	521	426	449	473	509	551	1,415	1,533
Fee income	96	93	96	97	99	98	102	285	299
Other revenues	53	85	56	54	47	67	71	194	185
Total revenues	4,688	4,917	4,931	5,053	5,096	5,318	5,680	14,536	16,094
Claims and expenses
Claims and claim adjustment expenses	2,514	2,698	2,959	2,736	2,907	3,296	3,519	8,171	9,722
Amortization of deferred acquisition costs	668	691	708	721	742	773	820	2,067	2,335
General and administrative expenses	697	714	704	712	734	764	772	2,115	2,270
Total claims and expenses	3,879	4,103	4,371	4,169	4,383	4,833	5,111	12,353	14,327
Segment income before income taxes	809	814	560	884	713	485	569	2,183	1,767
Income tax expense (benefit)	140	148	89	159	(43)	83	101	377	141
Segment income	$669	$666	$471	$725	$756	$402	$468	$1,806	$1,626
Other statistics
Effective tax rate on net investment income	15.3%	15.8%	14.6%	14.9%	15.8%	16.4%	16.8%	15.3%	16.3%
Net investment income (after-tax)	$396	$439	$364	$382	$398	$426	$458	$1,199	$1,282
Catastrophes, net of reinsurance:
Pre-tax	$79	$234	$216	$125	$199	$396	$203	$529	$798
After-tax	$63	$184	$170	$98	$157	$313	$160	$417	$630
Prior year reserve development - favorable (unfavorable):
Pre-tax	$113	$202	$(61)	$127	$19	$(101)	$(263)	$254	$(345)
After-tax	$90	$159	$(48)	$100	$15	$(80)	$(207)	$201	$(272)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Underwriting gain (loss)	$291	$220	$117	$361	$388	$(12)	$22	$628	$398
Net investment income	396	439	364	382	398	426	458	1,199	1,282
Other income (expense)	(18)	7	(10)	(18)	(30)	(12)	(12)	(21)	(54)
Segment income	$669	$666	$471	$725	$756	$402	$468	$1,806	$1,626
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.7%	63.0%	66.9%	60.4%	63.8%	70.0%	70.0%	63.6%	68.0%
Underwriting expense ratio	30.2%	30.2%	29.4%	29.1%	29.8%	30.1%	29.1%	29.9%	29.7%
Combined ratio	90.9%	93.2%	96.3%	89.5%	93.6%	100.1%	99.1%	93.5%	97.7%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(2.8)%	(4.8)%	1.4%	(2.8)%	(0.4)%	2.2%	5.3%	(2.0)%	2.4%
Catastrophes, net of reinsurance	1.9%	5.6%	4.9%	2.8%	4.4%	8.5%	4.1%	4.1%	5.7%
Underlying combined ratio	91.8%	92.4%	90.0%	89.5%	89.6%	89.4%	89.7%	91.4%	89.6%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Billing and policy fees and other	$3	$4	$4	$4	$4	$4	$4	$11	$12
Fee income:
Loss and loss adjustment expenses	$35	$39	$38	$39	$42	$40	$42	$112	$124
Underwriting expenses	61	54	58	58	57	58	60	173	175
Total fee income	$96	$93	$96	$97	$99	$98	$102	$285	$299
Non-insurance general and administrative expenses	$70	$73	$70	$76	$80	$77	$84	$213	$241

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$5,148	$4,786	$4,864	$4,723	$5,828	$5,662	$5,685	$14,798	$17,175
Net written premiums	$4,502	$4,373	$4,370	$4,390	$5,157	$5,175	$5,080	$13,245	$15,412
Net earned premiums	$4,073	$4,217	$4,353	$4,453	$4,477	$4,644	$4,956	$12,643	$14,077
Losses and loss adjustment expenses	2,472	2,656	2,911	2,682	2,858	3,251	3,467	8,039	9,576
Underwriting expenses	1,313	1,325	1,281	1,282	1,492	1,507	1,459	3,919	4,458
Statutory underwriting gain (loss)	288	236	161	489	127	(114)	30	685	43
Policyholder dividends	8	4	7	9	8	7	8	19	23
Statutory underwriting gain (loss) after policyholder dividends	$280	$232	$154	$480	$119	$(121)	$22	$666	$20

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net written premiums by market
Domestic
Select Accounts	$819	$807	$739	$734	$908	$883	$824	$2,365	$2,615
Middle Market	2,616	2,329	2,465	2,513	2,926	2,618	2,750	7,410	8,294
National Accounts	303	240	247	295	294	277	247	790	818
National Property and Other	497	690	702	578	590	862	874	1,889	2,326
Total Domestic	4,235	4,066	4,153	4,120	4,718	4,640	4,695	12,454	14,053
International	267	307	217	270	439	535	385	791	1,359
Total	$4,502	$4,373	$4,370	$4,390	$5,157	$5,175	$5,080	$13,245	$15,412
Net written premiums by product line
Domestic
Workers’ compensation	$1,008	$823	$787	$779	$1,051	$852	$777	$2,618	$2,680
Commercial automobile	781	759	762	759	851	830	835	2,302	2,516
Commercial property	551	763	756	701	693	988	968	2,070	2,649
General liability	789	678	738	757	866	744	829	2,205	2,439
Commercial multi-peril	1,085	1,041	1,067	1,111	1,241	1,227	1,240	3,193	3,708
Other	21	2	43	13	16	(1)	46	66	61
Total Domestic	4,235	4,066	4,153	4,120	4,718	4,640	4,695	12,454	14,053
International	267	307	217	270	439	535	385	791	1,359
Total	$4,502	$4,373	$4,370	$4,390	$5,157	$5,175	$5,080	$13,245	$15,412

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Premiums	$820	$851	$877	$870	$875	$911	$935	$2,548	$2,721
Net investment income	59	64	65	70	73	78	86	188	237
Other revenues	4	4	6	6	5	7	6	14	18
Total revenues	883	919	948	946	953	996	1,027	2,750	2,976
Claims and expenses
Claims and claim adjustment expenses	354	331	334	359	380	366	351	1,019	1,097
Amortization of deferred acquisition costs	149	155	162	159	160	168	173	466	501
General and administrative expenses	141	148	148	153	165	173	172	437	510
Total claims and expenses	644	634	644	671	705	707	696	1,922	2,108
Segment income before income taxes	239	285	304	275	248	289	331	828	868
Income tax expense	22	57	62	54	41	59	66	141	166
Segment income	$217	$228	$242	$221	$207	$230	$265	$687	$702
Other statistics
Effective tax rate on net investment income	15.1%	15.4%	15.6%	15.7%	16.5%	17.0%	16.6%	15.4%	16.7%
Net investment income (after-tax)	$50	$55	$54	$59	$61	$65	$71	$159	$197
Catastrophes, net of reinsurance:
Pre-tax	$1	$4	$11	$9	$5	$21	$5	$16	$31
After-tax	$1	$3	$9	$7	$4	$17	$4	$13	$25
Prior year reserve development - favorable:
Pre-tax	$35	$73	$63	$51	$58	$119	$72	$171	$249
After-tax	$28	$57	$50	$40	$46	$93	$57	$135	$196

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Underwriting gain	$165	$171	$185	$158	$143	$160	$190	$521	$493
Net investment income	50	55	54	59	61	65	71	159	197
Other income	2	2	3	4	3	5	4	7	12
Segment income	$217	$228	$242	$221	$207	$230	$265	$687	$702
Combined ratio (1)
Loss and loss adjustment expense ratio	42.8%	38.5%	37.3%	41.3%	43.0%	39.8%	36.9%	39.5%	39.8%
Underwriting expense ratio	35.2%	35.5%	35.2%	35.6%	37.0%	37.3%	36.7%	35.3%	37.0%
Combined ratio	78.0%	74.0%	72.5%	76.9%	80.0%	77.1%	73.6%	74.8%	76.8%
Impact on combined ratio:
Net favorable prior year reserve development	(4.3)%	(8.6)%	(7.2)%	(5.8)%	(6.7)%	(13.0)%	(7.7)%	(6.7)%	(9.1)%
Catastrophes, net of reinsurance	0.1%	0.4%	1.3%	1.0%	0.6%	2.3%	0.6%	0.6%	1.1%
Underlying combined ratio	82.2%	82.2%	78.4%	81.7%	86.1%	87.8%	80.7%	80.9%	84.8%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Non-insurance general and administrative expenses	$1	$1	$1	$2	$1	$1	$2	$3	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$1,009	$1,036	$1,043	$994	$1,010	$1,035	$1,082	$3,088	$3,127
Net written premiums	$882	$962	$964	$924	$886	$964	$1,003	$2,808	$2,853
Net earned premiums	$820	$851	$877	$870	$875	$911	$935	$2,548	$2,721
Losses and loss adjustment expenses	351	328	328	359	376	363	345	1,007	1,084
Underwriting expenses	319	319	326	306	346	352	359	964	1,057
Statutory underwriting gain	150	204	223	205	153	196	231	577	580
Policyholder dividends	3	2	7	—	4	3	6	12	13
Statutory underwriting gain after policyholder dividends	$147	$202	$216	$205	$149	$193	$225	$565	$567

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net written premiums by market
Domestic
Management Liability	$505	$533	$554	$520	$511	$541	$551	$1,592	$1,603
Surety	257	287	284	253	257	293	321	828	871
Total Domestic	762	820	838	773	768	834	872	2,420	2,474
International	120	142	126	151	118	130	131	388	379
Total	$882	$962	$964	$924	$886	$964	$1,003	$2,808	$2,853
Net written premiums by product line
Domestic
Fidelity & surety	$320	$346	$350	$313	$318	$350	$385	$1,016	$1,053
General liability	389	419	424	407	399	425	419	1,232	1,243
Other	53	55	64	53	51	59	68	172	178
Total Domestic	762	820	838	773	768	834	872	2,420	2,474
International	120	142	126	151	118	130	131	388	379
Total	$882	$962	$964	$924	$886	$964	$1,003	$2,808	$2,853

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Premiums	$3,123	$3,248	$3,385	$3,494	$3,502	$3,661	$3,827	$9,756	$10,990
Net investment income	110	122	102	106	117	125	132	334	374
Fee income	7	7	8	8	7	8	10	22	25
Other revenues	21	18	22	22	23	25	24	61	72
Total revenues	3,261	3,395	3,517	3,630	3,649	3,819	3,993	10,173	11,461
Claims and expenses
Claims and claim adjustment expenses	2,171	2,774	2,795	2,829	2,672	3,565	3,279	7,740	9,516
Amortization of deferred acquisition costs	493	519	536	554	560	578	611	1,548	1,749
General and administrative expenses	345	352	333	332	359	361	359	1,030	1,079
Total claims and expenses	3,009	3,645	3,664	3,715	3,591	4,504	4,249	10,318	12,344
Segment income (loss) before income taxes	252	(250)	(147)	(85)	58	(685)	(256)	(145)	(883)
Income tax expense (benefit)	27	(57)	(36)	(24)	(25)	(147)	(63)	(66)	(235)
Segment income (loss)	$225	$(193)	$(111)	$(61)	$83	$(538)	$(193)	$(79)	$(648)
Other statistics
Effective tax rate on net investment income	15.9%	16.3%	15.4%	15.6%	16.3%	16.9%	17.2%	15.9%	16.8%
Net investment income (after-tax)	$93	$101	$87	$90	$98	$103	$111	$281	$312
Catastrophes, net of reinsurance:
Pre-tax	$80	$508	$285	$325	$331	$1,064	$642	$873	$2,037
After-tax	$63	$400	$225	$257	$261	$841	$505	$688	$1,607
Prior year reserve development - favorable:
Pre-tax	$5	$16	$18	$7	$28	$42	$37	$39	$107
After-tax	$4	$13	$14	$5	$22	$34	$28	$31	$84

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Underwriting gain (loss)	$119	$(305)	$(212)	$(165)	$(30)	$(657)	$(319)	$(398)	$(1,006)
Net investment income	93	101	87	90	98	103	111	281	312
Other income	13	11	14	14	15	16	15	38	46
Segment income (loss)	$225	$(193)	$(111)	$(61)	$83	$(538)	$(193)	$(79)	$(648)
Combined ratio (1)
Loss and loss adjustment expense ratio	69.5%	85.4%	82.6%	81.0%	76.3%	97.4%	85.7%	79.3%	86.6%
Underwriting expense ratio	25.8%	25.8%	24.6%	24.3%	25.2%	24.6%	24.3%	25.4%	24.7%
Combined ratio	95.3%	111.2%	107.2%	105.3%	101.5%	122.0%	110.0%	104.7%	111.3%
Impact on combined ratio:
Net favorable prior year reserve development	(0.1)%	(0.5)%	(0.5)%	(0.2)%	(0.8)%	(1.2)%	(1.0)%	(0.4)%	(1.0)%
Catastrophes, net of reinsurance	2.6%	15.6%	8.4%	9.3%	9.4%	29.1%	16.8%	8.9%	18.5%
Underlying combined ratio	92.8%	96.1%	99.3%	96.2%	92.9%	94.1%	94.2%	96.2%	93.8%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Billing and policy fees and other	$24	$23	$23	$24	$24	$24	$24	$70	$72
Fee income	$7	$7	$8	$8	$7	$8	$10	$22	$25
Non-insurance general and administrative expenses	$3	$4	$4	$4	$5	$4	$4	$11	$13

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$3,126	$3,714	$3,905	$3,528	$3,509	$4,210	$4,496	$10,745	$12,215
Net written premiums	$2,983	$3,685	$3,864	$3,515	$3,353	$4,179	$4,410	$10,532	$11,942
Net earned premiums	$3,123	$3,248	$3,385	$3,494	$3,502	$3,661	$3,827	$9,756	$10,990
Losses and loss adjustment expenses	2,171	2,774	2,795	2,829	2,672	3,565	3,279	7,740	9,516
Underwriting expenses	809	924	926	862	889	1,004	1,042	2,659	2,935
Statutory underwriting gain (loss)	$143	$(450)	$(336)	$(197)	$(59)	$(908)	$(494)	$(643)	$(1,461)
Policies in force (in thousands)
Automobile	3,212	3,243	3,283	3,278	3,248	3,225	3,223	3,283	3,223
Homeowners and Other	6,284	6,338	6,367	6,375	6,355	6,361	6,348	6,367	6,348

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net written premiums by product line
Domestic
Automobile	$1,496	$1,629	$1,743	$1,614	$1,654	$1,823	$2,022	$4,868	$5,499
Homeowners and Other	1,344	1,868	1,952	1,752	1,565	2,173	2,216	5,164	5,954
Total Domestic	2,840	3,497	3,695	3,366	3,219	3,996	4,238	10,032	11,453
International	143	188	169	149	134	183	172	500	489
Total	$2,983	$3,685	$3,864	$3,515	$3,353	$4,179	$4,410	$10,532	$11,942

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$1,605	$1,755	$1,857	$1,717	$1,751	$1,946	$2,142	$5,217	$5,839
Net written premiums	$1,591	$1,749	$1,849	$1,709	$1,741	$1,939	$2,132	$5,189	$5,812
Net earned premiums	$1,568	$1,620	$1,679	$1,727	$1,723	$1,789	$1,874	$4,867	$5,386
Losses and loss adjustment expenses	1,188	1,311	1,510	1,542	1,406	1,540	1,525	4,009	4,471
Underwriting expenses	382	408	408	387	409	432	458	1,198	1,299
Statutory underwriting gain (loss)	$(2)	$(99)	$(239)	$(202)	$(92)	$(183)	$(109)	$(340)	$(384)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	75.8%	80.9%	90.0%	89.3%	81.7%	86.0%	81.4%	82.4%	83.0%
Underwriting expense ratio	23.5%	23.4%	22.2%	22.1%	23.0%	22.4%	22.1%	23.0%	22.5%
Combined ratio	99.3%	104.3%	112.2%	111.4%	104.7%	108.4%	103.5%	105.4%	105.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	0.3%	0.3%	0.4%	0.5%	0.4%	0.2%	0.3%	0.4%	0.3%
Catastrophes, net of reinsurance	0.2%	2.2%	7.9%	0.4%	0.9%	4.7%	2.6%	3.5%	2.7%
Underlying combined ratio	98.8%	101.8%	103.9%	110.5%	103.4%	103.5%	100.6%	101.5%	102.5%
Catastrophes, net of reinsurance:
Pre-tax	$4	$35	$133	$7	$15	$85	$49	$172	$149
After-tax	$3	$28	$105	$5	$11	$68	$38	$136	$117
Prior year reserve development - favorable (unfavorable):
Pre-tax	$(4)	$(6)	$(8)	$(8)	$(7)	$(4)	$(5)	$(18)	$(16)
After-tax	$(3)	$(4)	$(6)	$(7)	$(6)	$(2)	$(4)	$(13)	$(12)

Policies in force (in thousands)	3,212	3,243	3,283	3,278	3,248	3,225	3,223
Change from prior year quarter	5.1%	4.7%	4.5%	3.1%	1.1%	(0.6)%	(1.8)%
Change from prior quarter	1.0%	1.0%	1.2%	(0.2)%	(0.9)%	(0.7)%	(0.1)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Billing and policy fees and other	$14	$14	$14	$14	$14	$14	$14	$42	$42
Fee income	$4	$3	$4	$5	$4	$4	$5	$11	$13

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory underwriting
Gross written premiums	$1,521	$1,959	$2,048	$1,811	$1,758	$2,264	$2,354	$5,528	$6,376
Net written premiums	$1,392	$1,936	$2,015	$1,806	$1,612	$2,240	$2,278	$5,343	$6,130
Net earned premiums	$1,555	$1,628	$1,706	$1,767	$1,779	$1,872	$1,953	$4,889	$5,604
Losses and loss adjustment expenses	983	1,463	1,285	1,287	1,266	2,025	1,754	3,731	5,045
Underwriting expenses	427	516	518	475	480	572	584	1,461	1,636
Statutory underwriting gain (loss)	$145	$(351)	$(97)	$5	$33	$(725)	$(385)	$(303)	$(1,077)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	63.2%	89.9%	75.4%	72.8%	71.2%	108.2%	89.7%	76.3%	90.0%
Underwriting expense ratio	28.0%	28.1%	26.9%	26.6%	27.3%	26.9%	26.5%	27.7%	26.9%
Combined ratio	91.2%	118.0%	102.3%	99.4%	98.5%	135.1%	116.2%	104.0%	116.9%
Impact on combined ratio:
Net favorable prior year reserve development	(0.6)%	(1.3)%	(1.5)%	(0.8)%	(2.0)%	(2.4)%	(2.1)%	(1.2)%	(2.2)%
Catastrophes, net of reinsurance	4.9%	29.0%	8.9%	18.0%	17.8%	52.3%	30.3%	14.4%	33.7%
Underlying combined ratio	86.9%	90.3%	94.9%	82.2%	82.7%	85.2%	88.0%	90.8%	85.4%
Catastrophes, net of reinsurance:
Pre-tax	$76	$473	$152	$318	$316	$979	$593	$701	$1,888
After-tax	$60	$372	$120	$252	$250	$773	$467	$552	$1,490
Prior year reserve development - favorable:
Pre-tax	$9	$22	$26	$15	$35	$46	$42	$57	$123
After-tax	$7	$17	$20	$12	$28	$36	$32	$44	$96

Policies in force (in thousands)	6,284	6,338	6,367	6,375	6,355	6,361	6,348
Change from prior year quarter	5.7%	4.3%	3.2%	2.3%	1.1%	0.4%	(0.3)%
Change from prior quarter	0.9%	0.9%	0.5%	0.1%	(0.3)%	0.1%	(0.2)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Billing and policy fees and other	$10	$9	$9	$10	$10	$10	$10	$28	$30
Fee income	$3	$4	$4	$3	$3	$4	$5	$11	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	87	88	88	88	88	92	98	263	278
General and administrative expenses	8	9	8	6	9	10	9	25	28
Total claims and expenses	95	97	96	94	97	102	107	288	306

Loss before income tax benefit	(95)	(97)	(96)	(94)	(97)	(102)	(107)	(288)	(306)
Income tax benefit	(21)	(21)	(20)	(19)	(21)	(23)	(21)	(62)	(65)
Loss	$(74)	$(76)	$(76)	$(75)	$(76)	$(79)	$(86)	$(226)	$(241)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	September 30, 2023	December 31, 2022
Assets
Fixed maturities, available for sale, at fair value (amortized cost $80,792 and $77,380; allowance for expected credit losses of $4 and $3)	$72,584	$71,160
Equity securities, at fair value (cost $546 and $747)	573	807
Real estate investments	960	952
Short-term securities	4,488	3,470
Other investments	4,351	4,065
Total investments	82,956	80,454
Cash	593	799
Investment income accrued	623	650
Premiums receivable (net of allowance for expected credit losses of $68 and $77)	10,345	8,922
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $121 and $132)	8,267	8,063
Ceded unearned premiums	1,389	1,024
Deferred acquisition costs	3,330	2,836
Deferred taxes	2,393	1,877
Contractholder receivables (net of allowance for expected credit losses of $20 and $17)	3,467	3,579
Goodwill	3,955	3,952
Other intangible assets	278	287
Other assets	3,788	3,274
Total assets	$121,384	$115,717

Liabilities
Claims and claim adjustment expense reserves	$61,709	$58,649
Unearned premium reserves	21,058	18,240
Contractholder payables	3,487	3,596
Payables for reinsurance premiums	807	419
Debt	8,031	7,292
Other liabilities	6,314	5,961
Total liabilities	101,406	94,157
Shareholders’ equity
Common stock (1,750.0 shares authorized; 228.4 and 232.1 shares issued and outstanding)	24,831	24,565
Retained earnings	44,198	43,516
Accumulated other comprehensive loss	(8,012)	(6,445)
Treasury stock, at cost (558.8 and 553.5 shares)	(41,039)	(40,076)
Total shareholders’ equity	19,978	21,560
Total liabilities and shareholders’ equity	$121,384	$115,717

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	September 30, 2023	Pre-tax Book Yield (1)	December 31, 2022	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$50,342	3.42%	$43,664	2.94%
Tax-exempt fixed maturities	22,242	2.92%	27,496	2.91%
Total fixed maturities	72,584	3.26%	71,160	2.93%
Non-redeemable preferred stocks	46	2.21%	44	2.24%
Common stocks	527		763
Total equity securities	573		807
Real estate investments	960		952
Short-term securities	4,488	5.48%	3,470	4.38%
Private equities	2,837		2,785
Hedge funds	214		225
Real estate partnerships	878		862
Other investments	422		193
Total other investments	4,351		4,065
Total investments	$82,956		$80,454

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(6,466)		$(4,898)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	September 30, 2023		December 31, 2022
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$6,212		$5,438
Obligations of U.S. states and political subdivisions:
Pre-refunded	1,040		2,339
All other	25,198		29,040
Total	26,238		31,379
Debt securities issued by foreign governments	982		994
Mortgage-backed securities - principally obligations of U.S. Government agencies	6,523		1,991
Corporate and all other bonds	32,629		31,358
Total fixed maturities	$72,584		$71,160

Fixed Maturities Quality Characteristics (1)
	September 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$33,563	46.3%	$31,688	44.6%
Aa	14,825	20.4	16,217	22.8
A	14,097	19.4	13,333	18.7
Baa	9,148	12.6	8,992	12.6
Total investment grade	71,633	98.7	70,230	98.7
Ba	572	0.8	580	0.8
B	312	0.4	281	0.4
Caa and lower	67	0.1	69	0.1
Total below investment grade	951	1.3	930	1.3
Total fixed maturities	$72,584	100.0%	$71,160	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.5		4.6

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Gross investment income
Fixed maturities	$505	$512	$534	$562	$575	$591	$631	$1,551	$1,797
Short-term securities	2	9	23	39	47	55	67	34	169
Other	142	197	46	34	53	78	82	385	213
	649	718	603	635	675	724	780	1,970	2,179
Investment expenses	12	11	10	10	12	12	11	33	35
Net investment income, pre-tax	637	707	593	625	663	712	769	1,937	2,144
Income taxes	98	112	88	94	106	118	129	298	353
Net investment income, after-tax	$539	$595	$505	$531	$557	$594	$640	$1,639	$1,791

Effective tax rate	15.4%	15.8%	14.8%	15.1%	16.0%	16.5%	16.8%	15.4%	16.5%

Average invested assets (1)	$86,345	$86,660	$87,315	$88,242	$88,740	$89,536	$91,591	$86,818	$90,048

Average yield pre-tax (1)	2.9%	3.3%	2.7%	2.8%	3.0%	3.2%	3.4%	3.0%	3.2%
Average yield after-tax	2.5%	2.7%	2.3%	2.4%	2.5%	2.7%	2.8%	2.5%	2.7%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Net realized investment gains (losses)
Fixed maturities	$2	$(21)	$(42)	$(37)	$(11)	$(22)	$(36)	$(61)	$(69)
Equity securities	(19)	(64)	(26)	40	18	(19)	(16)	(109)	(17)
Other	(6)	(10)	(25)	4	(1)	6	(13)	(41)	(8)
Realized investment gains (losses) before tax	(23)	(95)	(93)	7	6	(35)	(65)	(211)	(94)
Related taxes	(4)	(21)	(21)	(2)	1	(6)	(15)	(46)	(20)
Net realized investment gains (losses)	$(19)	$(74)	$(72)	$9	$5	$(29)	$(50)	$(165)	$(74)

Gross investment gains	$13	$16	$15	$69	$46	$17	$9	$44	$72
Gross investment losses before impairments	(35)	(91)	(94)	(59)	(39)	(52)	(73)	(220)	(164)
Net investment gains (losses) before impairments	(22)	(75)	(79)	10	7	(35)	(64)	(176)	(92)
Net impairment (charges) recoveries	(1)	(20)	(14)	(3)	(1)	—	(1)	(35)	(2)
Net realized investment gains (losses) before tax	(23)	(95)	(93)	7	6	(35)	(65)	(211)	(94)
Related taxes	(4)	(21)	(21)	(2)	1	(6)	(15)	(46)	(20)
Net realized investment gains (losses)	$(19)	$(74)	$(72)	$9	$5	$(29)	$(50)	$(165)	$(74)

($ in millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(1,768)	$(4,814)	$(8,018)	$(6,217)	$(4,909)	$(5,811)	$(8,204)
Other	(2)	(3)	(3)	(3)	(3)	(4)	(2)
Unrealized investment gains (losses) before tax	(1,770)	(4,817)	(8,021)	(6,220)	(4,912)	(5,815)	(8,206)
Related taxes	(379)	(1,025)	(1,704)	(1,322)	(1,044)	(1,239)	(1,740)
Balance, end of period	$(1,391)	$(3,792)	$(6,317)	$(4,898)	$(3,868)	$(4,576)	$(6,466)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	September 30, 2023	December 31, 2022
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,005	$3,792
Gross structured settlements (2)	2,726	2,802
Mandatory pools and associations (3)	1,657	1,601
Gross reinsurance recoverables (4)	8,388	8,195
Allowance for estimated uncollectible reinsurance (5)	(121)	(132)
Net reinsurance recoverables	$8,267	$8,063

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	September 30, 2023
Swiss Re Group	A+ second highest of 16 ratings	$657
Berkshire Hathaway	A++ highest of 16 ratings	491
Munich Re Group	A+ second highest of 16 ratings	365
Axa Group	A+ second highest of 16 ratings	170
PartnerRe Group	A+ second highest of 16 ratings	132

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	September 30, 2023
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$677
Genworth Financial Group	B- eighth highest of 16 ratings	327
John Hancock Group	A+ second highest of 16 ratings	229
Symetra Financial Corporation	A third highest of 16 ratings	211
Brighthouse Financial, Inc.	A third highest of 16 ratings	193

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at September 30, 2023, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.86 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables comprised the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$38,233	$38,450	$38,618	$38,905	$39,027	$39,279	$39,908	$38,233	$39,027
Incurred	2,472	2,656	2,911	2,682	2,858	3,251	3,467	8,039	9,576
Paid	(2,242)	(2,411)	(2,516)	(2,631)	(2,620)	(2,657)	(2,637)	(7,169)	(7,914)
Foreign exchange and other	(13)	(77)	(108)	71	14	35	(48)	(198)	1
End of period	$38,450	$38,618	$38,905	$39,027	$39,279	$39,908	$40,690	$38,905	$40,690
Bond & Specialty Insurance
Beginning of period	$3,938	$4,079	$4,118	$4,042	$4,167	$4,318	$4,448	$3,938	$4,167
Incurred	351	328	328	359	376	363	345	1,007	1,084
Paid	(197)	(242)	(345)	(282)	(238)	(256)	(335)	(784)	(829)
Foreign exchange and other	(13)	(47)	(59)	48	13	23	(35)	(119)	1
End of period	$4,079	$4,118	$4,042	$4,167	$4,318	$4,448	$4,423	$4,042	$4,423
Personal Insurance
Beginning of period	$6,418	$6,498	$6,940	$7,192	$7,568	$7,567	$8,287	$6,418	$7,568
Incurred	2,171	2,774	2,795	2,829	2,672	3,565	3,279	7,740	9,516
Paid	(2,103)	(2,306)	(2,486)	(2,467)	(2,674)	(2,863)	(2,967)	(6,895)	(8,504)
Foreign exchange and other	12	(26)	(57)	14	1	18	(20)	(71)	(1)
End of period	$6,498	$6,940	$7,192	$7,568	$7,567	$8,287	$8,579	$7,192	$8,579
Total
Beginning of period	$48,589	$49,027	$49,676	$50,139	$50,762	$51,164	$52,643	$48,589	$50,762
Incurred	4,994	5,758	6,034	5,870	5,906	7,179	7,091	16,786	20,176
Paid	(4,542)	(4,959)	(5,347)	(5,380)	(5,532)	(5,776)	(5,939)	(14,848)	(17,247)
Foreign exchange and other	(14)	(150)	(224)	133	28	76	(103)	(388)	1
End of period	$49,027	$49,676	$50,139	$50,762	$51,164	$52,643	$53,692	$50,139	$53,692
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$212	$—	$—	$—	$284	$212	$284
All other	(113)	(202)	(151)	(127)	(19)	101	(21)	(466)	61
Total Business Insurance (1)	(113)	(202)	61	(127)	(19)	101	263	(254)	345
Bond & Specialty Insurance	(35)	(73)	(63)	(51)	(58)	(119)	(72)	(171)	(249)
Personal Insurance	(5)	(16)	(18)	(7)	(28)	(42)	(37)	(39)	(107)
Total	$(153)	$(291)	$(20)	$(185)	$(105)	$(60)	$154	$(464)	$(11)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Asbestos reserves
Beginning reserves:
Gross	$1,687	$1,635	$1,547	$1,765	$1,674	$1,620	$1,552	$1,687	$1,674
Ceded	(346)	(331)	(322)	(372)	(369)	(348)	(334)	(346)	(369)
Net	1,341	1,304	1,225	1,393	1,305	1,272	1,218	1,341	1,305
Incurred losses and loss expenses:
Gross	—	—	287	—	—	—	374	287	374
Ceded	—	—	(75)	—	—	—	(90)	(75)	(90)
Paid loss and loss expenses:
Gross	52	85	68	93	54	69	77	205	200
Ceded	(16)	(8)	(25)	(4)	(21)	(13)	(10)	(49)	(44)
Foreign exchange and other:
Gross	—	(3)	(1)	2	—	1	(1)	(4)	—
Ceded	(1)	1	—	(1)	—	1	(1)	—	—
Ending reserves:
Gross	1,635	1,547	1,765	1,674	1,620	1,552	1,848	1,765	1,848
Ceded	(331)	(322)	(372)	(369)	(348)	(334)	(415)	(372)	(415)
Net	$1,304	$1,225	$1,393	$1,305	$1,272	$1,218	$1,433	$1,393	$1,433

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	September 30, 2023	December 31, 2022
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	—
Total long-term debt	8,004	7,254
Unamortized fair value adjustment	36	38
Unamortized debt issuance costs	(109)	(100)
	7,931	7,192
Total debt	8,031	7,292
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	26,444	26,458
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$34,475	$33,750
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	23.3%	21.6%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	September 30, 2023 (1)	December 31, 2022
Statutory capital and surplus	$23,267	$23,677
GAAP adjustments
Goodwill and intangible assets	3,653	3,551
Investments	(7,484)	(5,893)
Noninsurance companies	(5,097)	(4,412)
Deferred acquisition costs	3,166	2,836
Deferred federal income tax	998	630
Current federal income tax	(2)	(2)
Reinsurance recoverables	73	65
Furniture, equipment & software	890	742
Agents balances	186	156
Other	328	210
Total GAAP adjustments	(3,289)	(2,117)
GAAP shareholders’ equity	$19,978	$21,560

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Cash flows from operating activities
Net income (loss)	$1,018	$551	$454	$819	$975	$(14)	$404	$2,023	$1,365
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	23	95	93	(7)	(6)	35	65	211	94
Depreciation and amortization	234	210	195	187	204	179	169	639	552
Deferred federal income tax expense (benefit)	40	(68)	(102)	(56)	32	(96)	(43)	(130)	(107)
Amortization of deferred acquisition costs	1,310	1,365	1,406	1,434	1,462	1,519	1,604	4,081	4,585
Equity in income from other investments	(118)	(177)	(24)	(17)	(30)	(55)	(59)	(319)	(144)
Premiums receivable	(509)	(562)	210	(16)	(557)	(832)	(33)	(861)	(1,422)
Reinsurance recoverables	(282)	198	269	159	(24)	(17)	(163)	185	(204)
Deferred acquisition costs	(1,413)	(1,504)	(1,502)	(1,405)	(1,629)	(1,722)	(1,728)	(4,419)	(5,079)
Claims and claim adjustment expense reserves	679	593	422	356	381	1,413	1,259	1,694	3,053
Unearned premium reserves	727	671	635	(171)	893	1,042	882	2,033	2,817
Other	(443)	3	428	57	(689)	97	689	(12)	97
Net cash provided by operating activities	1,266	1,375	2,484	1,340	1,012	1,549	3,046	5,125	5,607
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,879	1,818	1,784	1,356	1,538	1,493	1,878	5,481	4,909
Proceeds from sales of investments:
Fixed maturities	1,044	1,657	1,250	1,706	2,364	751	1,504	3,951	4,619
Equity securities	63	21	20	34	28	62	27	104	117
Real estate investments	—	—	10	—	—	—	—	10	—
Other investments	81	92	69	60	64	36	66	242	166
Purchases of investments:
Fixed maturities	(4,409)	(3,589)	(4,102)	(3,808)	(4,335)	(3,328)	(5,391)	(12,100)	(13,054)
Equity securities	(63)	(23)	(26)	(24)	(34)	(16)	(30)	(112)	(80)
Real estate investments	(9)	(7)	(12)	(13)	(14)	(12)	(20)	(28)	(46)
Other investments	(135)	(117)	(162)	(160)	(139)	(116)	(120)	(414)	(375)
Net sales (purchases) of short-term securities	367	(110)	(364)	462	228	(646)	(600)	(107)	(1,018)
Securities transactions in the course of settlement	613	(377)	(22)	(193)	(35)	50	45	214	60
Acquisition, net of cash acquired	(4)	—	—	—	—	—	—	(4)	—
Other	(84)	(75)	(132)	(94)	(120)	(131)	(84)	(291)	(335)
Net cash used in investing activities	(657)	(710)	(1,687)	(674)	(455)	(1,857)	(2,725)	(3,054)	(5,037)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2022	2Q2022	3Q2022	4Q2022	1Q2023	2Q2023	3Q2023	YTD 3Q2022	YTD 3Q2023
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(500)	(500)	(500)	(500)	(398)	(396)	(100)	(1,500)	(894)
Treasury stock acquired - net employee share-based compensation	(59)	—	(1)	(1)	(62)	—	(1)	(60)	(63)
Dividends paid to shareholders	(213)	(223)	(220)	(219)	(215)	(232)	(229)	(656)	(676)
Issuance of debt	—	—	—	—	—	738	—	—	738
Issuance of common stock - employee share options	159	35	11	62	82	28	7	205	117
Net cash provided by (used in) financing activities	(613)	(688)	(710)	(658)	(593)	138	(323)	(2,011)	(778)
Effect of exchange rate changes on cash	(5)	(19)	(24)	18	4	8	(10)	(48)	2
Net increase (decrease) in cash	(9)	(42)	63	26	(32)	(162)	(12)	12	(206)
Cash at beginning of period	761	752	710	773	799	767	605	761	799
Cash at end of period	$752	$710	$773	$799	$767	$605	$593	$773	$593
Income taxes paid (received)	$10	$542	$111	$154	$(16)	$155	$13	$663	$152
Interest paid	$59	$115	$60	$115	$60	$115	$59	$234	$234

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Shareholders’ equity	$25,531	$22,874	$19,906	$21,560	$23,052	$21,855	$19,978
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	1,391	3,792	6,317	4,898	3,868	4,576	6,466
Net realized investment (gains) losses, net of tax	19	93	165	156	(5)	24	74
Adjusted shareholders’ equity	$26,941	$26,759	$26,388	$26,614	$26,915	$26,455	$26,518
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2023 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., which owns a majority interest in JMalucelli Travelers Seguros S.A., a Colombian surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.